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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- MARCH 12, 2010

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- PROSPECTUS (SEPT. 29, 2009) S-6280-99 H

THE PRINCIPAL INVESTMENT STRATEGIES SECTION OF THE PROSPECTUS HAS BEEN REVISED TO READ AS FOLLOWS:

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed by the Fund's investment manager to be of comparable quality. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them.

The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury uses the Consumer Price Index for Urban Consumers (non seasonally adjusted) as the inflation measure. Up to 20% of the Fund's net assets may be invested in non-inflation protected debt obligations issued by U.S. and foreign governments, their agencies and instrumentalities, as well as U.S. and foreign corporate debt obligations, mortgage and asset-backed securities and money market instruments. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) makes purchases and sale decisions using proprietary valuation models to help develop an expected path of future interest rates. The output from this model and other factors are evaluated by the investment manager and guide duration and yield curve decisions to add value.

- Fund assets will be allocated among different market sectors (for example, U.S. government, foreign governments, corporate issuers of inflation-protected securities, mortgage and asset-backed securities and money market instruments) and different maturities based on views of the relative value for each sector or maturity. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury.

- The Fund will target an average portfolio duration within a range of plus or minus 30% of the duration of the Barclays Capital U.S. Government Inflation-Linked Bond Index which was 7.56 as of Feb. 28, 2010. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5 year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. There is no limitation on the maturities of the instruments in which the Fund will invest.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.


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S-6280-8 A (3/10)